EXHIBIT 10.3

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement is entered into as of April 11, 2013 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 21, 2012 and  that certain First Amendment to Loan and Security Agreement dated as of January 1, 2013 and that Second Amendment to Loan & Security Agreement dated as of April 2, 2013 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following definitions in Section 1.1 of the Agreement are hereby amended in their entirety to read as follows:

“Borrowing Base” means an amount equal to eighty percent (80%) of Processing Revenues, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered to Bank.

“Processing Revenues” means Borrower’s revenue, measured in accordance with GAAP, for the preceding three-month period, from networking service fees and transaction processing revenues that are not invoiced on a monthly basis and paid pursuant to other contractual arrangements.

 “Revolving Line” means a credit extension of up to Five Million Dollars ($5,000,000).

“Revolving Maturity Date” means June 21, 2014.

2.             The definitions of “Processing Revenues Sublimit”, “Eligible Accounts” and “Eligible Foreign Accounts” in Section 1.1 of the Agreement are hereby deleted from the Agreement.

3.             The following definitions are added to Section 1.1 of the Agreement:

“Current Assets” means, as of the applicable measurement date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

“Current Liabilities” means, as of the applicable measurement date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement as of the applicable measurement date.

“RML” means the amount of Borrower’s monthly “Net cash provided by (used in) operating activities” including Jumpstart investments, as set forth in Borrower’s monthly cash flow statements prepared in accordance with GAAP.

4.             Section 2.2 of the Agreement is amended in its entirety to read as follows:

2.2           Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

5.             The following is added as a new subsection (c) following the end of Section 2.5(b) of the Agreement:

(c)           On June 21, 2013, a renewal fee equal to $25,000, which shall be fully earned and nonrefundable.

6.             Section 5.4 of the Agreement is amended in its entirety to read as follows:

5.4           Bona Fide Accounts.  The Accounts are bona fide existing obligations.  The property and services giving rise to such Accounts has been delivered or rendered to the account debtor or to the account debtor’s agent for immediate and unconditional acceptance by the account debtor.  Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor.

7.             Section 6.9 of the Agreement is amended in its entirety to read as follows:

6.9           Minimum Liquidity.  At all times in which Borrower’s RML is negative, Borrower shall at all times maintain a balance of unrestricted cash in accounts with Bank (not including any cash held in the Collateral Account) plus the availability under the Revolving Line of at least six times the RML. At all times in which Borrower’s RML is positive, Borrower shall maintain a minimum ratio of Current Assets to Current Liabilities of at least 1.00 to 1.00.

8.             Section 6.10 of the Agreement is amended in its entirety to read as follows:

 6.10        Adjusted EBITDA.  Borrower shall achieve a minimum Adjusted EBITDA, measured on a quarterly basis, in the following amounts:

Fiscal Quarter	Minimum Adjusted EBITDA
Fiscal quarter ending June 30, 2013:	$1,950,000
Fiscal quarter ending September 30, 2013:	$2,250,000
Fiscal quarter ending December 31, 2013:	$2,500,000
Fiscal quarter ending March 31, 2014:	$2,750,000

Borrower shall achieve a minimum Adjusted EBITDA for fiscal quarters in 2014 and beyond in such amounts as may be mutually agreed upon by Borrower and Bank with reference to Borrower’s annual operating projections for such year(s) delivered to Bank in accordance with Section 6.3(f).

9.             Exhibits B, C and D to the Agreement are replaced in their entirety with Exhibits B, C and D attached hereto.

10.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

11.           Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

12.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

13.           The Borrower shall promptly pay all Bank Expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment.

14.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower; and

(b)           an amendment fee equal to $2,500.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC.

By: /s/ David M. DeMedio

Title: Chief Financial Officer

AVIDBANK CORPORATE FINANCE, a division of Avidbank

By: /s/ Jeffrey Javier

Title: Senior Vice President

Exhibit B	Date:
ADVANCE/PAYDOWN FORM

Borrower:	USA Technologies, Inc.	Lender:	Avidbank Corporate Finance

A Division of Avidbank

Commitment Amount:	$5,000,000.00
Tran Code

	ADVANCE
1	Client's Outstanding Balance on HORIZON
2	Loan number	55
3	Credit to DDA #	30

Client's New Outstanding Balance	$0.00

	PAYDOWN
4	Client's Outstanding Balance on HORIZON
5	Debit DDA #	60
6	Apply to Loan number	20

Client's New Outstanding Balance

	Borrowing Base Update
7	Total Borrowing Capacity
8	Less: Present Balance owing on Line of Credit
9	Less: Issued Letters of Credit	$0.00
10	Remaining Availability (# 7 minus # 8 & # 9)	$0.00

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Avidbank Corporate Banking, a Division of Avidbank.

Requested by:

Authorized Signer
Title:

Title of Authorized Signer

BANK SECTION

Reviewed by:	Approved by:

Posted by:	Call back:

2

EXHIBIT C
BORROWING BASE CERTIFICATE

Borrower: USA TECHNOLOGIES, INC. Commitment Amount: $5,000,000	Lender: Avidbank Corporate Finance, a division of Avidbank

REVENUES FROM NON-INVOICED ACCOUNTS RECEIVABLES

1. Prior three-months networking service fees/transaction processing revenues	$
2. Adjustments to Revenues, if any	$
3. Total Processing Revenues (#1 minus #2)	$
4. Loan Value of Processing Revenues (80% of #3)	$

BALANCES

5. Maximum Loan Amount		$5,000,000
6. Total Funds Available [Lesser of #4 or (#5)]	$
7. Present balance owing on Revolving Line	$
8. AVAILABLE BORROWING / RESERVE POSITION (#6 minus #7)	$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Avidbank Corporate Finance, a division of Avidbank.

USA TECHNOLOGIES, INC.

By:
Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK

FROM:	USA TECHNOLOGIES, INC.

The undersigned authorized officer of USA TECHNOLOGIES, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Schedule of Revenue Proceeds	Weekly	Yes	No
Transaction Report of Cash Disbursements & Collections	Weekly	Yes	No
A/R & A/P Agings	Monthly within 20 days	Yes	No
Borrowing Base Certificate and Compliance Certificate	Monthly within 20 days
Monthly statements from JPMorgan Chase	Monthly within 5 days of receipt	Yes	No
Monthly financial statements	Monthly within 20 days	Yes	No
Annual financial statements (CPA Audited)	FYE within 120 days	Yes	No
Annual Projections	within 30 days of Fiscal Year beginning	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R Audit	Semi-Annual	Yes	No
IP Notices	As required under Section 6.11	Yes	No

Financial Covenant	Required	Actual	Complies

RML for month ended _______________		$	Yes	No
When RML is negative, Minimum Liquidity of at least:	6 months RML	$	Yes	No
When RML is positive, ratio of Current Assets to Current Liabilities of at least:	1.00 to 1.00	________ : 1.00	Yes	No

Minimum Adjusted EBITDA for quarters ending:
June 30, 2013:	$1,950,000	$	Yes	No
September 30, 2013:	$2,250,000	$	Yes	No
December 31, 2013:	$2,500,000	$	Yes	No
March 31, 2014:	$2,750,000	$	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:

	Compliance Status	Yes No

DATE